Exhibit 10.27

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
AMENDMENT NO. 3
This AMENDMENT NO. 3 to the RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 21, 2018, is among each of SANMINA CORPORATION, a Delaware corporation (“Sanmina”), SANMINA-SCI SYSTEMS SINGAPORE PTE. LTD., a Singapore private company limited by shares (“Sanmina Singapore”), in its capacity as a seller (each in such capacity, a “Seller” and collectively, the “Sellers”) and a servicer (each in such capacity, a “Servicer” and collectively, the “Servicers”), Sanmina, as a guarantor (in such capacity, the “Guarantor”), MUFG BANK, LTD. (“MUFG Bank”), WELLS FARGO BANK, N.A. (“Wells”), BANK OF THE WEST (“BOW”) (each a “Buyer” and collectively, the “Buyers”), and MUFG Bank, as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, Sanmina, as a Seller, Servicer and Guarantor, the Buyers and the Administrative Agent, have previously entered into the Receivables Purchase Agreement, dated as of March 26, 2018 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Receivables Purchase Agreement”);
WHEREAS, the parties hereto wish to amend the Receivables Purchase Agreement as more fully set forth herein.
NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows:
A G R E E M E N T:
1.Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Receivables Purchase Agreement.
2.Amendment to Section 1(e)(vi) (Conditions Precedent to Each Purchase). Section 1(e)(vi) of the Receivables Purchase Agreement is hereby replaced in its entirety with the following language:
(vi)    immediately following the sale and purchase of such Proposed Receivable, (A) the Outstanding Purchase Amount with respect to the Purchased Receivables payable by any Account Debtor will not exceed such Account Debtor’s Purchase Sublimit and (B) the Outstanding Purchase Amount with respect to any Buyer will not exceed the Buyer’s Facility Share applicable to such Buyer.
3.Amendment to Section 1(f) (Purchase Price). Section 1(f) of the Receivables Purchase Agreement is hereby replaced in its entirety with the following language:
(f)    Purchase Price. The purchase price for each Purchased Receivable purchased on any Purchase Date shall equal (i) the Net Invoice Amount of such Purchased Receivable, minus (ii) the Discount (such amount herein referred to as the “Purchase Price”). Each Buyer shall transfer its Pro Rata

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Share of the Purchase Price (the “Funded Amount”) with respect to each Purchased Receivable by depositing such Funded Amount into the Administrative Agent’s Account in immediately available funds no later than 1:30 p.m. New York City time (or such later time as agreed to in writing by the Administrative Agent in its sole and absolute discretion) on the applicable Purchase Date. Upon receipt of all of the amounts set forth in the foregoing sentence, the Administrative Agent, on behalf of the Buyers, shall pay the Purchase Price for each Purchased Receivable on such Purchase Date to the applicable Seller, less any other amounts owing to the Administrative Agent and the Buyers hereunder on such Purchase Date no later than 3:30 p.m. New York City time. All payments of Purchase Price shall be paid in the same currency in which the applicable Purchased Receivable is denominated. Upon such payment each such Purchased Receivable shall be automatically sold by the applicable Seller to the applicable Buyers without any further action or notice by any party.
4.Amendment to Schedule I (Form of Purchase Request). Schedule I to the Receivables Purchase Agreement is hereby replaced in its entirety with the Schedule I attached hereto.
5.Amendment to Schedule II (Account Debtors). Schedule II to the Receivables Purchase Agreement is hereby replaced in its entirety with the Schedule II attached hereto.
6.Amendments to Exhibit A (Amended Defined Terms). The definitions of “Account Debtor Discount Rate”, “Administrative Agent’s Account”, “Business Day” and “Purchase Sublimit” in Exhibit A of the Receivables Purchase Agreement are hereby amended and restated to read as follows:
“Account Debtor Discount Rate” means, with respect to any Account Debtor, (i) for such Account Debtor’s Purchased Receivables denominated in U.S. dollars, LIBOR and (ii) for such Account Debtor’s Purchased Receivables denominated in Euros, either (1) EURIBOR, or (2) the Eurocurrency Rate, as selected by each applicable Buyer and communicated to the Administrative Agent and the applicable Sellers, in each case, plus the “Account Debtor Discount Margin” per annum specified for such Account Debtor in the applicable Buyer Pricing Letter, as such Buyer Pricing Letter may be modified or supplemented from time to time (a) upon the request of the Sellers, as approved in advance by the Administrative Agent and each applicable Buyer in writing in their sole and absolute discretion in accordance with the terms of this Agreement, or (b) as otherwise provided in this Agreement.
“Administrative Agent’s Account” means, with respect to an amount denominated in a particular currency, the deposit account related to such currency specified as such in Exhibit G hereto, or such other deposit account identified in writing by the Administrative Agent to the Sellers from time to time.
“Business Day” means any day that is not a Saturday, Sunday or other day on which banks in New York City are required or permitted to close; provided that, (i) when used in connection with determining LIBOR

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or the Eurocurrency Rate, the term “Business Day” shall also exclude any day on which banks are not open for dealings in U.S. dollar deposits in the London interbank market and (ii) when used in connection with determining EURIBOR, such day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open.

“Purchase Sublimit” means, with respect to each Account Debtor, the U.S. dollar or the Euros amount, as applicable, set forth on Schedule II to this Agreement as the Purchase Sublimit, as such Schedule may be modified or supplemented from time to time upon request of the Sellers, as approved in advance by the Administrative Agent and the Buyers in writing in their sole and absolute discretion in accordance with the terms of this Agreement (which request and approval may for purposes of this definition be in the form of e-mail communication).
7.Amendments to Exhibit A (New Defined Terms). The following definitions of “EURIBOR”, “Eurocurrency Rate” and “Euros” are hereby added to the Exhibit A of the Receivables Purchase Agreement in proper alphabetical order:

“EURIBOR”: means, for any Purchased Receivable, (a) the interest rate per annum determined by the Banking Federation of the European Union (or any other Person that takes over the administration of that rate) for deposits in Euros as of 11:00 a.m. (London time) on the second Business Day preceding the Purchase Date for such Purchased Receivable, having a term approximately equal to the Discount Period for such Purchased Receivable as it appears on the relevant display page on the Bloomberg Professional Service (or any successor or substitute page or service providing quotations of interest rates applicable to Euro deposits in the London interbank market comparable to those currently provided on such page that is mutually acceptable to the Administrative Agent and the Seller) or (b) if a rate cannot be determined under clause (a), the interest rate per annum equal to the average (rounded upwards if necessary to the nearest 1/100th of 1%) of the rates per annum at which deposits in Euros having a term approximately equal to such Discount Period are offered to the principal London office of the Administrative Agent by three (3) prime banks in the London interbank market, selected by the Administrative Agent in good faith, at about 11:00 a.m. (London time) on the second Business Day preceding the first day of such Discount Period; provided, however, that, in the event the applicable interest rate is not available for the term in question, the interest rate for such term will be determined by linear interpolation of the rates available for maturities next higher and next shorter than the relevant term. Notwithstanding the foregoing, if, on any day, “EURIBOR” would be less than 0%, for purposes of this Agreement, “EURIBOR” shall mean 0%.
“Eurocurrency Rate” means, Purchased Receivable, the interest rate per annum determined on the basis of the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other

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Person that takes over the administration of that rate) for deposits in Euros as of 11:00 a.m. (London time) on the second Business Day preceding the Purchase Date for such Purchased Receivable, having a term approximately equal to the Discount Period for such Purchased Receivable as it appears on the relevant display page on the Bloomberg Professional Service (or any successor or substitute page or service providing quotations of interest rates applicable to Euro deposits in the London interbank market comparable to those currently provided on such page that is mutually acceptable to the Administrative Agent and the Seller) or (b) if a rate cannot be determined under clause (a), the interest rate per annum equal to the average (rounded upwards if necessary to the nearest 1/100th of 1%) of the rates per annum at which deposits in Euros having a term approximately equal to such Discount Period are offered to the principal London office of the Administrative Agent by three (3) prime banks in the London interbank market, selected by the Administrative Agent in good faith, at about 11:00 a.m. (London time) on the second Business Day preceding the first day of such Discount Period; provided, however, that, in the event the applicable interest rate is not available for the term in question, the interest rate for such term will be determined by linear interpolation of the rates available for maturities next higher and next shorter than the relevant term. Notwithstanding the foregoing, if, on any day, “Eurocurrency Rate” would be less than 0%, for purposes of this Agreement, “Eurocurrency Rate” shall mean 0%..
“Euros”: the currency introduced on January 1, 1999 pursuant to the Treaty establishing the European Union.
8.Amendment to Exhibit A (Deleted Defined Term). The definition of “Maximum Outstanding Purchase Amount” is hereby deleted from Exhibit A of the Receivables Purchase Agreement.
9.Amendment to Exhibit E (Eligibility Criteria). Exhibit E to the Receivables Purchase Agreement is hereby amended by deleting clause (l) thereof in its entirety and replacing it with the following:
(l) Such Purchased Receivable (x) is denominated in U.S. dollars (unless the Purchase Sublimit for the Account Debtor owing on such Purchased Receivable is designated on Schedule II in Euros, in which case such Purchased Receivable shall be denominated in Euros), (y) is payable (i) if such Purchased Receivable was sold by Sanmina-SCI Systems Singapore Pte. Ltd., in Singapore or (ii) otherwise, in the United States, and (z) was originated pursuant to a Contract governed by the laws of (i) the United States, any State thereof or the District of Columbia, (ii) any other jurisdiction identified opposite the name of the applicable Account Debtor on Schedule II hereto, or (iii) any other jurisdiction as may be mutually agreed by the Sellers, the Administrative Agent and the applicable Buyers.
10.Amendment to Exhibit G (Accounts). Exhibit G to the Receivables Purchase Agreement is hereby amended f in its entirety and replacing it with the Exhibit G attached hereto.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

11.Conditions to Effectiveness. This Amendment shall be effective as of the date on which all of the following conditions are satisfied (such date, the “Amendment Effective Date”):
(a)    the Administrative Agent receives a counterpart of this Amendment duly executed by each party hereto; and
(b)    the Administrative Agent receives a fully executed counterpart of the Second Amended and Restated Wells Pricing Letter, dated as of the date hereof duly executed by Sanmina, Sanmina Singapore, Wells, and the Administrative Agent.
12..Certain Representations, Warranties and Covenants. The Sellers, the Servicers and the Guarantor hereby represent and warrant to the Administrative Agent and each Buyer, as of the Amendment Effective Date, that:
(a)    the representations and warranties made by it in the Receivables Purchase Agreement and in any other Transaction Document to which it is a party are true and correct in all material respects as of (i) the Amendment Effective Date and (ii) immediately after giving effect to this Amendment on the Amendment Effective Date;
(b)    it has the requisite power and authority to enter into and deliver this Amendment and the other Transaction Documents, and it has taken all necessary corporate or other action required to authorize the execution, delivery and performance by such Person of this Amendment and the other Transaction Documents. This Amendment and the other Transaction Documents to which such Person is a party have been duly executed and delivered by such Person; and
(c)    no Servicer Termination Event or Insolvency Event with respect to any Seller, Servicer or Guarantor has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
13.Reference to, and Effect on the Receivables Purchase Agreement and the Transaction Documents.
(a)    The Receivables Purchase Agreement (except as specifically amended herein) and the other Transaction Documents shall remain in full force and effect and the Receivables Purchase Agreement and such other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Buyer or the Administrative Agent, nor constitute a waiver of any provision of, the Receivables Purchase Agreement or any other Transaction Document.
(c)    After this Amendment becomes effective, all references in the Receivables Purchase Agreement or in any other Transaction Document to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment.

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14.Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms Section 7 of the Receivables Purchase Agreement and acknowledges that its guaranty provided therein has continued and shall continue to be in full force and effect following the effectiveness of this Amendment.
15.Further Assurances. Each party hereto agrees at the sole cost and expense of the Sellers to do all such things and execute all such documents and instruments as the other party may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith.
16.Costs and Expenses. The Sellers agree to reimburse the Administrative Agent and each Buyer on demand for all reasonable and documented out-of-pocket costs and expenses (including reasonable legal fees) that the Administrative Agent or any Buyer incurs in connection with the preparation, negotiation, documentation and delivery of this Amendment.
17.Transaction Document. This Amendment is a Transaction Document for purposes of the Receivables Purchase Agreement.
18.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Sellers, the Servicers, the Guarantor, the Administrative Agent and each Buyer, and their respective successors and assigns.
19.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic mail attachment in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
20.Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE BUYERS IN THE PURCHASED RECEIVABLES IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).
21.Headings. Section headings in this Amendment are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
22.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SANMINA-SCI SYSTEMS SINGAPORE PTE. LTD., as a Seller and Servicer

By: /s/ Christopher K. Sadeghian
Name: Christopher K. Sadeghian
Title: Director

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Sanmina: Amendment No. 3 to
the Receivables Purchase Agreement

SANMINA CORPORATION,
as Seller and Servicer

By: /s/ Brian P. Casey
Name: Brian P. Casey
Title: Treasurer

SANMINA CORPORATION,
as Guarantor

By: /s/Brian P. Casey
Name: Brian P. Casey
Title: Treasurer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Sanmina: Amendment No. 3 to the
Receivables Purchase Agreement

MUFG BANK, LTD.,
as the Administrative Agent

By: /s/ Richard Gregory Hurst
Name: Richard Gregory Hurst
Title: Managing Director

MUFG BANK, LTD.,
as a Buyer

By: /s/ Richard Gregory Hurst
Name: Richard Gregory Hurst
Title: Managing Director

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Sanmina: Amendment No. 3 to the
Receivables Purchase Agreement

WELLS FARGO BANK, N.A.,
as a Buyer

By: /s/ Vladimir Mashchenko
Name: Vladimir Mashchenko
Title: Director

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Sanmina: Amendment No. 3 to the
Receivables Purchase Agreement

BANK OF THE WEST,
as a Buyer

By: /s/ Scott Bruni
Name: Scott Bruni
Title: Vice President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Sanmina: Amendment No. 3 to the
Receivables Purchase Agreement

Schedule I
Form of Purchase Request
[date]
MUFG Bank, Ltd.
1251 Avenue of the Americas
New York, New York 10020-1104
Attention: Gustavo Rizzo; Jason Wu
Email: GuRizzo@us.mufg.jp; JWU@US.MUFG.JP
Reference is hereby made to that certain Receivables Purchase Agreement, dated as of March 26, 2018, by and among SANMINA CORPORATION, a Delaware corporation, and any other seller from time to time party thereto (each, in such capacity, a “Seller” and collectively, the “Sellers”), and as servicers (each, in such capacity, a “Servicer” and collectively, the “Servicers”), SANMINA CORPORATION, as guarantor (in such capacity the “Guarantor”), MUFG BANK, LTD.(“MUFG Bank”) and each other buyer from time to time party thereto (each, in such capacity, a “Buyer” and collectively, the “Buyers”), and MUFG Bank as administrative agent (in such capacity, the “Administrative Agent”) (as it may be amended, restated, modified or supplemented from time to time, the “Agreement”; capitalized terms not otherwise defined herein shall have the meanings set forth in, or by reference in, the Agreement).
Pursuant to the terms of the Agreement, the Sellers party hereto hereby request that the Buyers purchase from such Sellers on ___________ ____, 20____, the Proposed Receivables listed on the exhibit attached hereto with an aggregate Net Invoice Amount of $_____________(for U.S. dollar Proposed Receivables) and €___________(for Euro Proposed Receivables).
Each Seller party hereto represents and warrants that each of the conditions precedent outlined in Section 1(e) of the Agreement will be satisfied in connection with such proposed purchase.
Upon payment of the aggregate Purchase Price for any Proposed Receivable, the applicable Buyers hereby purchase, and the Sellers party hereto hereby sell all of such Sellers’ right, title and interest (but none of Sellers’ underlying obligations to the applicable Account Debtor) with respect to such Proposed Receivable as of the date hereof, and such Proposed Receivables shall become Purchased Receivables in the manner set forth in the Agreement.
[SELLER]2

By:______________________________________
Name:______________________________________
Title:_____________________________________

[SELLER]3

By:______________________________________
Name:______________________________________
Title:_____________________________________

_____________________
2 Insert applicable Seller name and signatures
3 Insert applicable Seller name and signatures

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule I-1

Schedule I
List of Accounts Receivable for Account Debtor(s): [____________]
Proposed for Sale as of ____________, 20__

CALCULATION OF PURCHASE SUBLIMIT (all amounts in [U.S. dollars] [Euros]) FOR ACCOUNT DEBTOR:

Net Invoice Amount for Proposed Receivables:	[$ ][€]
Outstanding Purchase Amount with respect to applicable Account Debtor (excluding Proposed Receivables):	[$ ][€]
Funded Amount for Proposed Receivables:	[$ ][€]
Total Outstanding Purchase Amount for applicable Account Debtor (not to exceed applicable Purchase Sublimit for such Account Debtor):	[$][€]

CALCULATION OF PURCHASE SUBLIMIT (all amounts in [U.S. dollars] [Euros]) FOR ACCOUNT DEBTOR:

Net Invoice Amount for Proposed Receivables:	[$ ][€]
Outstanding Purchase Amount with respect to applicable Account Debtor (excluding Proposed Receivables):	[$ ][€]
Funded Amount for Proposed Receivables:	[$ ][€]
Total Outstanding Purchase Amount for applicable Account Debtor (not to exceed applicable Purchase Sublimit for such Account Debtor):	[$][€]

Seller	Account Debtor	Invoice Number	Net Invoice Amount	Outstanding Purchase Amount	Funded Amount	Maturity Date	[Default Rate of Interest or Fees (if any)]

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Schedule I-2

Schedule II

Account Debtors

Seller: Sanmina Corporation

Account Debtor Name	Other Permitted Governing Law	Account Debtor Purchase Sublimit	Account Debtor Buffer Period	Designated Percentages	Buyer
[***]		$[***]	[***]	[***]	[***]
[***]		$[***]	[***]	[***]	[***]
[***]		$[***][1]	[***]	[***]	[***]
[***]			[***]
[***]		$[***]	[***]	[***]	[***]
[***]		$[***]	[***]	[***]	[***]
[***]		$[***]	[***]	[***]	[***]
[***]		$[***]	[***]	[***]	[***]
[***]	[***]	$[***][2]	[***]	[***]	[***]
[***]	[***]
[***]		€[***]	[***]	[***]	[***]
[***]		$[***]	[***]	[***]	[***]
[***]		$[***]	[***]	[***]	[***]
[***]	[***]	$[***][3]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]		$[***]	[***]	[***]	[***]

_____________________
1 [***]
2 [***]
3 [***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule II-1

Schedule II
Account Debtors

Seller: Sanmina-SCI Systems Singapore Pte. Ltd.

Account Debtor Name	Other Permitted Governing Law	Account Debtor Purchase Sublimit	Account Debtor Buffer Period	Designated Percentages	Buyer
[***]		$[***]	[***]	[***]	[***]
[***]		$[***]	[***]	[***]	[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule II-2

Exhibit G
Accounts

Administrative Agent’s Account
For Purchased Receivables denominated in U.S. dollars:

Bank:
Bank Swift Address:
ABA#:
Account #:
Account Name:
Reference:

For Purchased Receivables denominated in Euros:

Bank:
Bank Swift Address:
Account #:
Account Name:
Attention:
Reference:
Sellers’ Accounts

For Purchased Receivables denominated in U.S. dollars:

Sanmina Corporation

Bank:
Bank Swift Address:
ABA #:
Account #:
Account Name:

For Purchased Receivables denominated in Euros

Sanmina Corporation
Bank:
Bank Swift Address:
Account     :
IBAN:

For Purchased Receivables denominated in U.S. dollars

Sanmina-SCI Systems Singapore Pte. Ltd.

Bank:
Bank Swift Address:
Intermediary Bank for UDS payment:
Intermediary Bank Swift Code:
Account #:
Account Name:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G-1